GOLDMAN SACHS TRUST

Institutional Shares of the

Goldman Sachs Tactical Tilt Implementation Fund

(the “Portfolio”)

Supplement dated May 26, 2016 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (the “SAI”),

each dated February 26, 2016

The Board of Trustees of the Goldman Sachs Trust (the “Board”) approved a change in the Portfolio’s name to the “Goldman Sachs Tactical Tilt Overlay Fund.” This change will be effective on June 1, 2016.

Accordingly, on June 1, 2016, the Portfolio’s Prospectus, Summary Prospectus, and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus, and SAI to the “Goldman Sachs Tactical Tilt Implementation Fund” are replaced with “Goldman Sachs Tactical Tilt Overlay Fund.”

In addition, on June 1, 2016, the Portfolio’s Prospectus and Summary Prospectus are revised as follows:

The eighth paragraph under the “Goldman Sachs Tactical Tilt Implementation Fund—Summary—Principal Strategy” section of the Prospectus, the ninth paragraph under the “Investment Management Approach—Principal Investment Strategy—Tactical Tilt Implementation Fund” section of the Prospectus, and the eighth paragraph under the “Principal Strategy” section of the Summary Prospectus are replaced with the following:

The investments and positions that the Investment Adviser determines to use to implement the Tactical Tilt recommendations will constitute the Portfolio’s only investments, other than its investments in investment-grade fixed income instruments, cash or cash equivalents or other short-term instruments. At any time, and from time to time, a material portion of the Portfolio’s assets may be invested in such instruments, and not for the purpose of implementing Tactical Tilts.

The Portfolio is designed to provide investors with an efficient means of implementing the Tactical Tilts strategy, which is intended to complement an investor’s broader, diversified investment portfolio. A Tactical Tilt strategy should be an appropriately sized portion of an investor’s overall investment portfolio. It is important that investors view an allocation to the Portfolio as a long-term addition to a broader, diversified portfolio and not look to opportunistically time their investments in or redemptions from the Portfolio.

The following paragraph is added to the end of the “Investment Management Approach—Principal Investment Strategy—GSAM Investment Philosophy” section of the Prospectus:

One of the core tenets of the Portfolio’s strategy is value investing. As such, the Tactical Tilts approach used by the Investment Adviser depends on patient capital. For example, in periods of market stress the Portfolio may look to be a provider of liquidity to the market to the extent that it can identify dislocations that present potentially attractive entry points for a new Tactical Tilt or a change to an existing position. Thus, the Portfolio potentially may be adding to a shareholder’s overall portfolio risk at a time when market risk already is independently increasing. The potential ability to profitably capitalize on any such dislocation(s) requires patient capital as it is often the time when market participants wish to reduce risk that the most attractive Tactical Tilt opportunities present themselves. There is no guarantee that an investment in the Portfolio or any such Tactical Tilt(s) will be profitable. Investors should carefully evaluate the risks and potential rewards involved with the Portfolio’s tactical asset allocation strategy and incorporate these considerations when determining their allocation to the Portfolio in the context of their broader, diversified investment portfolio.

This Supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.

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